                                                                     EXHIBIT 3.2

                                    BYLAWS

                                      OF

                             E-TEK DYNAMICS, INC.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I      CORPORATE OFFICES..........................................     1
               -----------------
     I.1       REGISTERED OFFICE..........................................     1
               -----------------
     I.2       OTHER OFFICES..............................................     1
               -------------
ARTICLE II     MEETINGS OF STOCKHOLDERS...................................     1
               ------------------------
     II.1      PLACE OF MEETINGS..........................................     1
               -----------------
     II.2      ANNUAL MEETING.............................................     1
               --------------
     II.3      SPECIAL MEETING............................................     1
               ---------------
     II.4      NOTICE OF STOCKHOLDERS' MEETINGS...........................     2
               --------------------------------
     II.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE...............     2
               --------------------------------------------
     II.6      QUORUM.....................................................     2
               ------
     II.7      ADJOURNED MEETING; NOTICE..................................     2
               -------------------------
     II.8      VOTING.....................................................     2
               ------
     II.9      WAIVER OF NOTICE...........................................     3
               ----------------
     II.10     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING....     3
               -------------------------------------------------------
     II.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS     4
               -----------------------------------------------------------
     II.12     PROXIES....................................................     4
               -------
     II.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE......................     4
               -------------------------------------
ARTICLE III    DIRECTORS..................................................     5
               ---------
     III.1     POWERS.....................................................     5
               ------
     III.2     NUMBER OF DIRECTORS........................................     5
               -------------------
     III.3     ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS....     5
               -------------------------------------------------------
     III.4     RESIGNATION AND VACANCIES..................................     5
               -------------------------
     III.5     PLACE OF MEETINGS; MEETINGS BY TELEPHONE...................     6
               ----------------------------------------
     III.6     FIRST MEETINGS.............................................     6
               --------------
     III.7     REGULAR MEETINGS...........................................     7
               ----------------
     III.8     SPECIAL MEETINGS; NOTICE...................................     7
               ------------------------
     III.9     QUORUM.....................................................     7
               ------
     III.10    WAIVER OF NOTICE...........................................     7
               ----------------
     III.11    ADJOURNED MEETING; NOTICE..................................     7
               -------------------------
     III.12    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING..........     8
               -------------------------------------------------

     III.13  FEES AND COMPENSATION OF DIRECTORS............................  8
             ----------------------------------
     III.14  APPROVAL OF LOANS TO OFFICERS.................................  8
             -----------------------------
ARTICLE IV   COMMITTEES....................................................  8
             ----------
     IV.1    COMMITTEES OF DIRECTORS.......................................  8
             -----------------------
     IV.2    COMMITTEE MINUTES.............................................  9
             -----------------
     IV.3    MEETINGS AND ACTION OF COMMITTEES.............................  9
             ---------------------------------
ARTICLE V    OFFICERS......................................................  9
             --------
     V.1     OFFICERS...................................................... 10
             --------
     V.2     ELECTION OF OFFICERS.......................................... 10
             --------------------
     V.3     SUBORDINATE OFFICERS.......................................... 10
             --------------------
     V.4     REMOVAL AND RESIGNATION OF OFFICERS........................... 10
             -----------------------------------
     V.5     VACANCIES IN OFFICES.......................................... 10
             --------------------
     V.6     AUTHORITY AND DUTIES OF OFFICERS.............................. 10
             --------------------------------
     V.7     LIMITATIONS ON POWERS AND DUTIES OF OFFICERS.................. 10
             --------------------------------------------
ARTICLE VI   INDEMNITY..................................................... 11
             ---------
     VI.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS..................... 11
             -----------------------------------------
     VI.2    INDEMNIFICATION OF OTHERS..................................... 11
             -------------------------
     VI.3    PREPAYMENT OF EXPENSES........................................ 11
             ----------------------
     VI.4    CLAIMS........................................................ 11
             ------
     VI.5    NON-EXCLUSIVITY OF RIGHTS..................................... 12
             -------------------------
     VI.6    OTHER INDEMNIFICATION......................................... 12
             ---------------------
     VI.7    AMENDMENT OR REPEAL........................................... 12
             -------------------
ARTICLE VII  RECORDS AND REPORTS........................................... 12
             -------------------
     VII.1   MAINTENANCE AND INSPECTION OF RECORDS......................... 12
             -------------------------------------
     VII.2   INSPECTION BY DIRECTORS....................................... 13
             -----------------------
     VII.3   REPRESENTATION OF SHARES OF OTHER CORPORATIONS................ 13
             ----------------------------------------------
ARTICLE VIII GENERAL MATTERS............................................... 13
             ---------------
     VIII.1  CHECKS........................................................ 13
             ------
     VIII.2  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.............. 13
             ------------------------------------------------
     VIII.3  STOCK CERTIFICATES; PARTLY PAID SHARES........................ 14
             --------------------------------------
     VIII.4  SPECIAL DESIGNATION ON CERTIFICATES........................... 14
             -----------------------------------
     VIII.5  LOST CERTIFICATES............................................. 14
             -----------------
     VIII.6  CONSTRUCTION; DEFINITIONS..................................... 15
             -------------------------
     VIII.7  DIVIDENDS..................................................... 15
             ---------
     VIII.8  FISCAL YEAR................................................... 15
             -----------
     VIII.9  SEAL.......................................................... 15
             ----
     VIII.10 TRANSFER OF STOCK............................................. 15
             -----------------

     VIII.11 STOCK TRANSFER AGREEMENTS.................................... 16
             -------------------------
     VIII.12 REGISTERED STOCKHOLDERS...................................... 16
             -----------------------
ARTICLE IX   AMENDMENTS................................................... 16
             ----------
ARTICLE X    DISSOLUTION.................................................. 16
             -----------
ARTICLE XI   CUSTODIAN.................................................... 17
             ---------
     XI.1    APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES.................. 17
             -------------------------------------------
     XI.2    DUTIES OF CUSTODIAN.......................................... 17
             -------------------

                                    BYLAWS

                                      OF

                             E-TEK DYNAMICS, INC.



                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------

     I.1   REGISTERED OFFICE
           -----------------

     The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

     I.2   OTHER OFFICES
           -------------

     The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.


                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

     II.1  PLACE OF MEETINGS
           -----------------

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

     II.2  ANNUAL MEETING
           --------------

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

     II.3  SPECIAL MEETING
           ---------------

     Special meetings of stockholders for any purpose or purposes may be called at any time by the board of directors, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authority, as expressly provided in a resolution of the board of directors, include the power to call such meetings, and such special meetings may not be called by any other person or persons.

     II.4  NOTICE OF STOCKHOLDERS' MEETINGS
           --------------------------------

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     II.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
           --------------------------------------------

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     II.6  QUORUM
           ------

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     II.7  ADJOURNED MEETING; NOTICE
           -------------------------

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     II.8  VOTING
           ------

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as provided in the last paragraph of this Section 2.8, or as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     At a stockholders' meeting at which directors are to be elected, or at elections held under special circumstances, a stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast). Each holder of stock, or of any class or classes or of a series or series thereof, who elects to cumulate votes shall be entitled to as many votes as equals the number of votes which (absent this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as he may see fit.

     II.9   WAIVER OF NOTICE
            ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     II.10  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
            -------------------------------------------------------

     Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

     II.11  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS
            -----------------------------------------------------------

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the board of directors does not so fix a record date:

     (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

     (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     II.12  PROXIES
            -------

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

     II.13  LIST OF STOCKHOLDERS ENTITLED TO VOTE
            -------------------------------------

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     III.1  POWERS
            ------

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     III.2  NUMBER OF DIRECTORS
            -------------------

     The authorized number of directors shall be six (6). The number may be changed by a duly adopted amendment to this bylaw adopted by resolution of the board of directors in accordance with these bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     III.3  ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS
            -------------------------------------------------------

     Except as provided in Section 3.4 of these bylaws and unless otherwise provided in the certificate of incorporation, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

     Elections of directors need not be by written ballot.

     III.4  RESIGNATION AND VACANCIES
            -------------------------

     Any director may resign at any time upon written notice to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

     (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     Any and all directors may be removed without cause if the removal is approved by the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote. Such approval shall include the affirmative vote of a majority of the outstanding shares of each class and series entitled to vote as a class or series on the subject matter being voted upon and shall also include the affirmative vote of such greater proportion (including all) of the outstanding shares of any class or series if such greater proportion is required by the corporation's certificate of incorporation or by applicable laws.

     III.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE
            ----------------------------------------

     The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     III.6  FIRST MEETINGS
            --------------

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     III.7   REGULAR MEETINGS
             ----------------

     Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     III.8   SPECIAL MEETINGS; NOTICE
             ------------------------

     Special meetings of the board of directors may be called by any director on three (3) days' notice to each director, either personally or by mail, telegram, telex or telephone.

     III.9   QUORUM
             ------

     At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     III.10  WAIVER OF NOTICE
             ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     III.11  ADJOURNED MEETING; NOTICE
             -------------------------

     If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.


     III.12  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
             -------------------------------------------------

     Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

     III.13  FEES AND COMPENSATION OF DIRECTORS
             ----------------------------------

     Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

     III.14  APPROVAL OF LOANS TO OFFICERS
             -----------------------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.15    REMOVAL OF DIRECTORS
             --------------------

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.


                                  ARTICLE IV

                                  COMMITTEES
                                  ----------

     IV.1  COMMITTEES OF DIRECTORS
           -----------------------

     The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     IV.2  COMMITTEE MINUTES
           -----------------

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     IV.3  MEETINGS AND ACTION OF COMMITTEES
           ---------------------------------

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and
Section 3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                   ARTICLE V

                                   OFFICERS
                                   --------

     V.1  OFFICERS
          --------

     The officers of the corporation shall be a president, one or more vice presidents, a secretary, and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of
Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     V.2  ELECTION OF OFFICERS
          --------------------

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

     V.3  SUBORDINATE OFFICERS
          --------------------

     The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     V.4  REMOVAL AND RESIGNATION OF OFFICERS
          -----------------------------------

     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     V.5  VACANCIES IN OFFICES
          --------------------
     Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

     V.6  AUTHORITY AND DUTIES OF OFFICERS
          --------------------------------

     The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

     V.7  LIMITATIONS ON POWERS AND DUTIES OF OFFICERS
          --------------------------------------------

     No officer shall take any action, enter into any agreement, make any representation or, by purposeful inaction, effect any of the actions or decisions which the board of directors is prohibited or restricted from enacting pursuant to these bylaws or the certificate of incorporation and their further amendments.

                                  ARTICLE VI

                                   INDEMNITY
                                   ---------

     VI.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS
           -----------------------------------------

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of the corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     VI.2  INDEMNIFICATION OF OTHERS
           -------------------------

     The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of the corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     VI.3  PREPAYMENT OF EXPENSES
           ----------------------

     The corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

     VI.4  CLAIMS
           ------

     If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty (60) days after a written claim therefor has been received by the corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     VI.5  NON-EXCLUSIVITY OF RIGHTS
           -------------------------

     The rights conferred on any person by this Article 6 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     VI.6  OTHER INDEMNIFICATION
           ---------------------

     The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

     VI.7  AMENDMENT OR REPEAL
           -------------------

     Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.


                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------

     VII.1 MAINTENANCE AND INSPECTION OF RECORDS
           -------------------------------------

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     VII.2  INSPECTION BY DIRECTORS
            -----------------------

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     VII.3  REPRESENTATION OF SHARES OF OTHER CORPORATIONS
            ----------------------------------------------

     The chairman of the board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.


                                 ARTICLE VIII

                                GENERAL MATTERS
                                ---------------

     VIII.1 CHECKS
            ------

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     VIII.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
            ------------------------------------------------

     The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     VIII.3  STOCK CERTIFICATES; PARTLY PAID SHARES
             --------------------------------------

     The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     VIII.4  SPECIAL DESIGNATION ON CERTIFICATES
             -----------------------------------

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     VIII.5  LOST CERTIFICATES
             -----------------

     Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     VIII.6  CONSTRUCTION; DEFINITIONS
             -------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both the corporation and a natural person.

     VIII.7  DIVIDENDS
             ---------

     The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

     VIII.8  FISCAL YEAR
             -----------

     The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

     VIII.9  SEAL
             ----

     The seal of the corporation shall be such as from time to time may be approved by the board of directors.

     VIII.10 TRANSFER OF STOCK
             -----------------

     Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     VIII.11  STOCK TRANSFER AGREEMENTS
              -------------------------

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     VIII.12  REGISTERED STOCKHOLDERS
              -----------------------

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.


                                   ARTICLE X

                                  DISSOLUTION
                                  -----------

     If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

     Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.


                                  ARTICLE XI

                                   CUSTODIAN
                                   ---------

     XI.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES
          -------------------------------------------

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

          (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

          (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

          (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

     XI.2 DUTIES OF CUSTODIAN
          -------------------

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                      OF

                             E-TEK DYNAMICS, INC.



                           Adoption by Incorporator
                           ------------------------

     The undersigned person appointed in the Certificate of Incorporation to act as the Incorporator of E-Tek Dynamics, Inc. hereby adopts the foregoing bylaws, comprising seventeen (17) pages, as the Bylaws of the corporation.

     Executed this ___ day of _____________________, 1998.



                                        _______________________________
                                        ________________, Incorporator



             Certificate by Secretary of Adoption by Incorporator
             ----------------------------------------------------

     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of E-Tek Dynamics, Inc. and that the foregoing Bylaws, comprising seventeen (17) pages, were adopted as the Bylaws of the corporation on ____________________, 1998, by the person appointed in the Certificate of Incorporation to act as the Incorporator of the corporation.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this ______ day of _________________, 1998.


                                        _______________________________